Note 19 - Accumulated Other Comprehensive Income - Significant Amounts Reclassified Out of Each Component of Accumulated Other Comprehensive Income (Loss) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017		Dec. 31, 2016		Dec. 31, 2015
Unrealized gains on available-for-sale securities	$ 886	[1]	$ 303	[1]	$ 323
Income taxes	(301)	[1]	(103)	[1]	(110)
Net of tax	$ 585		$ 200		$ 213

[1]	Amounts in parentheses indicate expenses and other amounts indicate income.